UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2011

ART’S-WAY MANUFACTURING CO., INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other jurisdiction of incorporation)

000-05131	42-0920725
(Commission File Number)	(IRS Employer Identification No.)

5556 Highway 9 Armstrong, Iowa 50514
(Address of principal executive offices) (Zip Code)

(712) 864-3131
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of 2011 Equity Incentive Plan

General. On April 28, 2011, the stockholders of Art’s-Way Manufacturing Co., Inc. (the “Company”) approved the adoption of the Company’s 2011 Equity Incentive Plan (the “Plan”). The Company’s Board of Directors (the “Board”) had previously approved the 2011 Plan on January 27, 2011, subject to stockholder approval. The 2011 Plan replaces the Company’s 2007 Employee Stock Option Plan and the 2007 Non-Employee Directors’ Stock Option Plan (collectively, the “Prior Plans”).

Eligible Participants. Under the 2011 Plan, the Board or a committee or committees appointed by the Board may award nonqualified stock options, incentive stock options, restricted stock awards, restricted stock units, performance awards, and stock appreciation rights (collectively referred to as an “Award” or “Awards”) to participants. Employees (including officers), directors, and consultants are eligible to receive Awards under the 2011 Plan. The administrator may grant Awards pursuant to the 2011 Plan until it is discontinued or terminated; provided, however, that incentive stock options may not be granted after January 26, 2021.

Reserved Shares. The Company has reserved 500,000 shares of Company common stock for awards under the 2011 Plan, which includes 400,000 shares previously reserved for issuance under the Prior Plans, to the extent such shares are not issued thereunder. Shares subject to Awards granted under the Prior Plans or the 2011 Plan that expire or are terminated or forfeited for any reason, or which are used to pay the exercise price or satisfy the tax withholding obligation applicable to an Award, or which represent an Award to the extent it is settled in cash, will be remain in the pool of shares available for issuance under the 2011 Plan.

Amendments. The administrator of the 2011 Plan may from time to time, insofar as permitted by law, suspend or discontinue the 2011 Plan or revise or amend it in any respect. However, to the extent required by applicable law or regulation, the administrator may not, without stockholder approval, revise or amend the 2011 Plan (i) to materially increase the number of shares subject to the 2011 Plan, (ii) to change the designation of participants, including the class of employees, eligible to receive Awards, (iii) to decrease the price at which options or stock appreciation rights may be granted, (iv) to cancel options or stock appreciation rights that have an exercise price in excess of the fair market value of the common stock, (v) to materially increase the benefits accruing to participants under the 2011 Plan, or (vi) in any manner that will cause incentive stock options to fail to meet the requirements of Internal Revenue Code Section 422.

Change of Control. Unless otherwise provided in the terms of an Award, upon a change of control of the Company, as defined in the 2011 Plan, the Board shall have the option to provide for any of the following: (i) the acceleration of the exercisability, vesting, or lapse of the risks of forfeiture of any or all Awards (or portions thereof); (ii) the complete termination of the 2011 Plan and the cancellation of any or all Awards (or portions thereof) which have not been exercised, have not vested, or remain subject to risks of forfeiture, as applicable, in each case as of the effective date of the Change of Control;  (iii) that the entity succeeding the Company by reason of such change of control, or the parent of such entity, shall assume or continue any or all Awards (or portions thereof) outstanding immediately prior to the change of control or substitute for any or all such Awards (or portions thereof) a substantially equivalent Award with respect to the securities of such successor entity, as determined in accordance with applicable laws and regulations; (iv) that holders of outstanding Awards shall become entitled to receive, with respect to each share of common stock subject to such Award (whether vested or unvested),  as of the effective date of any such change of control, cash in an amount equal to (a) the holder’s options or stock appreciation rights, the excess of the fair market value of such common stock on the date immediately preceding the effective date of such change of control over the exercise price per share of options or stock appreciation rights; or (b) for participants holding Awards other than options or stock appreciation rights, the fair market value of such common stock on the date immediately preceding the effective date of such change of control.

Forms of Agreement. The Board has approved forms of agreement to govern nonqualified stock options, incentive stock options, restricted stock awards, and restricted stock units awarded under the 2011 Plan. The forms of agreement governing nonqualified stock options and incentive stock options provide that the option will be forfeited upon a termination for Cause or upon the expiration of a three-month period following a termination for any reason other than Cause, disability or death. The forms of agreement define “Cause” as the conviction of participant for any felony or commission by the participant of any crime of moral turpitude resulting in harm to the business of the Company, or a disciplinary discharge). In addition, the forms of agreement provide that the participant may, at the administrator’s discretion, exercise the option by delivering cash, surrendering previously-held shares, or requesting that shares underlying the option be withheld to satisfy the exercise price and any applicable withholding obligations. The forms of agreement governing restricted stock awards and restricted stock units provide that a participant will, upon any type of separation from service, forfeit the portion of the Award that is currently unvested or restricted.

           The foregoing summaries of the 2011 Plan and the forms of agreement do not purport to be complete and are qualified in their entirety by reference to the text of the 2011 Plan, form of incentive stock option agreement, form of nonqualified stock option agreement, form of restricted stock award agreement, and form of restricted stock unit agreement, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, and 10.5, respectively, and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2011 Annual Meeting of Stockholders on April 28, 2011. At the meeting:

1. Seven nominees were elected to the Company’s Board of Directors to hold office until the next annual meeting or until their successors are elected and qualified;

2. The 2011 Equity Incentive Plan was approved; and

3. The selection of Eide Bailly LLP as the Company's independent registered public accounting firm for the fiscal year ending November 30, 2011 was ratified.

The voting results for each such matter were as follows:

1. Election of Directors:

Nominee:	For:	Withheld:	Broker Non-Votes:
J. Ward McConnell, Jr.	2,291,261	39,682	1,444,911
Marc H. McConnell	2,293,842	37,101	1,444,911
Thomas E. Buffamante	2,273,046	57,897	1,444,911
David R. Castle	2,283,321	47,622	1,444,911
Fred W. Krahmer	2,273,046	57,897	1,444,911
James Lynch	2,307,752	23,191	1,444,911
Douglas McClellan	2,271,676	59,267	1,444,911

2. Approval of the 2011 Equity Incentive Plan:

For:	Against:	Abstain:	Broker Non-Votes:
2,246,209	49,334	35,399	1,444,912

3. Ratification of Selection of Eide Bailly LLP as the Company's independent registered public accounting firm for the fiscal year ending November 30, 2011:

For:	Against:	Abstain:	Broker Non-Votes:
3,747,373	24,265	4,216	0

Item 9.01	Financial Statements and Exhibits.

(a)           Financial statements:  None

(b)           Pro forma financial information:  None

(c)           Shell Company Transactions:  None

(d)           Exhibits:

10.1	Art’s-Way Manufacturing Co., Inc. 2011 Equity Incentive Plan

10.2	Form of Incentive Stock Option Agreement under the Art’s-Way Manufacturing Co., Inc. 2011 Equity Incentive Plan

10.3	Form of Nonqualified Stock Option Agreement under the Art’s-Way Manufacturing Co., Inc. 2011 Equity Incentive Plan

10.4	Form of Restricted Stock Agreement under the Art’s-Way Manufacturing Co., Inc. 2011 Equity Incentive Plan

10.5	Form of Restricted Stock Unit Agreement under the Art’s-Way Manufacturing Co., Inc. 2011 Equity Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2011	ART’S-WAY MANUFACTURING CO., INC.

	By:	/s/ Carrie L. Majeski
Carrie L. Majeski
President, Chief Executive Officer and
Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

ART’S-WAY MANUFACTURING CO., INC.
EXHIBIT INDEX TO FORM 8-K

Date of Report: April 28, 2011	Commission File No.: 000-05131

Exhibit No.	ITEM

10.1	Art’s-Way Manufacturing Co., Inc. 2011 Equity Incentive Plan

10.2	Form of Incentive Stock Option Agreement under the Art’s-Way Manufacturing Co., Inc. 2011 Equity Incentive Plan

10.3	Form of Nonqualified Stock Option Agreement under the Art’s-Way Manufacturing Co., Inc. 2011 Equity Incentive Plan

10.4	Form of Restricted Stock Agreement under the Art’s-Way Manufacturing Co., Inc. 2011 Equity Incentive Plan

10.5	Form of Restricted Stock Unit Agreement under the Art’s-Way Manufacturing Co., Inc. 2011 Equity Incentive Plan